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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              ----------------

                                  FORM 8-K

                               CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) July 23, 1997



                    INTERNATIONAL ALLIANCE SERVICES, INC.
           (Exact Name of Registrant as Specified in its Charter)



          DELAWARE                     0-25890                  22-2769024
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
      of Incorporation)             File Number)            Identification No.)



        10055 Sweet Valley Drive
           Valley View, Ohio                                   44125
(Address of Principal Executive Offices)                    (Zip Code)


       Registrant's telephone number, including area code: (216) 447-9000


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

          Asset Purchase Agreement. On July 7, 1997, Republic Environmental Systems (Fort Erie) Ltd. ("RES (Fort Erie)"), Republic Environmental Systems (Brantford) Ltd. ("RES (Brantford)"), Republic Environmental Systems (Pickering) Ltd. ("RES (Pickering)" and, together with RES (Fort Erie) and RES (Brantford), the "Vendors") Philip Enterprises Inc. ("Philip Enterprises") and Republic Environmental Systems, Inc. ("RESI") entered into an Asset Purchase Agreement (the "Asset Agreement") which provides for the sale of substantially all of the assets of the liquid and solid hazardous and non-hazardous waste treatment, storage, disposal and transportation business of the Vendors' facilities located in Fort Erie, Brantford and Pickering, Ontario to Philip Enterprises for a note in the principal amount of $7,000,000, which is subject to certain adjustments and guaranteed by Philip Enterprises' parent company, Philip Services Corp., as set forth in the Guaranty Agreement dated July 23, 1997.

                 Share Purchase Agreement. On June 13, 1997, Philip Environmental (Delaware), Inc. ("Philip Environmental"), RESI (the "Vendor"), and Republic Environmental Recycling, Inc.("RER"), Republic Environmental Systems (Technical Services Group), Inc. ("RES (Technical Services)"), Republic Environmental Systems (Pennsylvania), Inc. ("RES (Pennsylvania)"), Republic Environmental Systems (Transportation Group), Inc. ("RES (Transportation)") and Chem-Freight, Inc. ("Chem-Freight" and, together with RER, RES (Technical Services), RES (Pennsylvania) and RES (Transportation), the "Companies") entered into a Share Purchase Agreement which provides for the sale by the Vendor of all of the issued and outstanding shares of capital of the Companies to Philip Environmental for $17,000,000 consisting of $8,000,000 in cash and two notes in the principal amount of $8,000,000 and $1,000,000, respectively, which are guaranteed by Philip Enterprises' parent company, Philip Services Corp., as set forth in the Guaranty Agreement dated July 23, 1997. In addition, Philip Environmental has the option to acquire all of the outstanding capital stock of Republic Environmental Systems (Cleveland), Inc. on or before August 17, 1997.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Acquired Business.  Not applicable.

(b)      Pro Forma Financial Information.

         As of the date of filing this current report on Form 8-K, it is impracticable for the Registrant to provide the pro forma financial information required by this item 7(b). Such financial information shall be filed by amendment to this Form 8-K no later than 60 days after August 7, 1997.
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(c)      Exhibits.

2.1 Asset Purchase Agreement, dated as of July 7, 1997, by and among RES (Fort Erie), RES (Brantford), RES (Pickering), Philip Enterprises and RESI.

2.2 Share Purchase Agreement, dated as of June 13, 1997, by and among Philip Environmental (Delaware), Inc., RESI, RER, RES (Technical Services), RES (Pennsylvania), RES (Transportation) and Chem-Freight.
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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          INTERNATIONAL ALLIANCE SERVICES, INC.



Date: August 7, 1997                      By:       /s/ Gregory J. Skoda
                                             ----------------------------------
                                               Gregory J. Skoda
                                               Executive Vice President and
                                               Chief Financial Officer



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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER
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2.1              Asset Purchase Agreement, dated as of July 7, 1997, by and among RES (Fort Erie), RES (Brantford), RES (Pickering), Philip Enterprises and RESI.

2.2 Share Purchase Agreement, dated as of June 13, 1997, by and among Philip Environmental (Delaware), Inc., RESI, RER, RES (Technical Services), RES (Pennsylvania), RES (Transportation) and Chem-Freight.